UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2024

Advent Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5637 La Ribera St., Suite A

Livermore, CA 94550

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 455-9400

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $345.00	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On June 29, 2024, Advent Technologies Holdings, Inc. (the “Company”) entered into a Third Amendment to Lease (the “Lease Amendment”) with Hood Park LLC, a Massachusetts limited liability company (the “Landlord”), to accelerate the expiration of that certain Lease Agreement dated as of March 8, 2021, as amended (the “Lease”), by and between the Company and the Landlord, for certain premises located at 500 Rutherford Avenue, Suite 102, Boston, Massachusetts 02129 that served as the Company’s headquarters.

The term of the Lease was scheduled to expire on January 31, 2031. The Lease Amendment provides that expiration of the lease will be accelerated to be effective as of June 30, 2024, contingent upon the Landlord entering into a written lease agreement with a new tenant, and receipt of consent from Landlord’s mortgagee to the accelerated expiration of the lease, which consent has been received and was made effective on July 1, 2024. As consideration for the Landlord’s agreement to enter into the Lease Amendment and accelerate the expiration date of the Lease, and to repay certain amounts accrued but unpaid by the Company to Landlord, the Company will make payment to Landlord for an amount totaling $737,921.99 in the aggregate.

The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

A press release, dated July 11, 2024, disclosing the Lease Amendment referenced above and other information is attached hereto as Exhibit 99.1.

The information furnished under this Item 8.01, including the press release attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to Lease, dated June 29, 2024, between Advent Technologies Holdings, Inc. and Hood Park LLC

99.1	Press release issued July 11, 2024.

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2024

Advent Technologies Holdings, Inc.

By:	/s/ Vassilios Gregoriou
Name:	Vassilios Gregoriou
Title:	Chairman and Chief Executive Officer

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